UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                           Date of Report: May 3, 2000

                          VALLEY FINANCIAL CORPORATION


          VIRGINIA             33-77568                54-1702380

 (State of Incorporation)     (Commission           (I.R.S. Employer
                              File Number)       Identification Number)




                             36 CHURCH AVENUE, S.W.
                             ROANOKE, VIRGINIA 24011

                    (Address of principal executive offices)

                                 (540) 342-2265

                (Issuer's telephone number, including area code)

ITEM 5. OTHER EVENTS.

     Valley Financial Corporation (the "Company"), the holding company for Roanoke, VA-based Valley Bank, announced on April 27, 2000 its financial results for the period ended March 31, 2000. The financial results are detailed in the Company"s Press Release dated April 27, 2000 filed as Exhibit A to this Form 8-K and incorporated by reference herein.

     The Company's common stock is traded over the counter under the symbol
VYFC.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VALLEY FINANCIAL CORPORATION



Date: May 3, 2000                       /s/ A. Wayne Lewis
                                        ----------------------------------------
                                        A. Wayne Lewis, Executive Vice President

FOR RELEASE 6:00 P.M. APRIL 27, 2000                                   EXHIBIT A
------------------------------------

VALLEY FINANCIAL CORPORATION
36 Church Avenue, S.W.
Roanoke, Virginia 24011

For Further Information Contact:

Ellis L. Gutshall, President and Chief Executive Officer
A. Wayne Lewis, Executive Vice President and Chief Operating Officer
(540) 342-2265


               VALLEY FINANCIAL CORPORATION EARNINGS INCREASE 61%

ROANOKE, VIRGINIA. April 27, 2000 -- Roanoke-based Valley Financial Corporation announced today its consolidated financial results. For the three months ended March 31, 2000 Valley Financial reported net income of $324,000 or $.32 per share compared with $201,000 or $.20 per share for the same three months of 1999, a 61% increase. The Company"s return on average total assets was 0.95% for 2000's first three months, and its return on average shareholders" equity was 12.70%. These profitability ratios represent significant increases from the 0.76% and 8.95%, respectively, reported for the three months ended March 31, 1999.

At March 31, 2000 the Company's total assets were $141,055,000, total deposits were $113,297,000, total loans stood at $98,745,000 and total shareholders' equity was $9,368,000. Compared with March 31, 1999 the Company experienced increases of $22,996,000 or 19% in total assets, $10,486,000 or 10% in total deposits and $21,096,000 or 27% in total loans over the twelve-month period. With total capital at March 31, 2000 representing 10.4% of risk-adjusted total assets, the Company exceeds the regulatory minimums to be considered "well capitalized."

                                    - MORE -

VALLEY FINANCIAL CORPORATION
PRESS RELEASE
APRIL 27, 2000
PAGE 2





Valley Financial Corporation is the holding company for Valley Bank, which opened for business May 15, 1995 and engages in a general commercial and retail banking business in the Roanoke Valley, emphasizing the needs of small businesses, professional concerns and individuals. Valley Bank operates from four full-service offices at 36 Church Avenue, SW and 2203 Crystal Spring Avenue, SW in Roanoke City, 4467 Starkey Road, SW in Roanoke County and 8 East Main Street in the City of Salem.

Valley Bank recently entered into a contract with First Union National Bank to acquire First Union's existing branch office location at 1518 Hershberger Road, NW in the City of Roanoke. Valley Bank expects to complete the purchase in late summer and reopen the facility under the Valley Bank name in early 2001.

The Common Stock of Valley Financial Corporation is traded over the counter under the symbol VYFC, and is quoted on the OTC Bulletin Board, an electronic quotation and trade reporting service of the National Association of Securities Dealers.


                                     - END -

                          VALLEY FINANCIAL CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (Unaudited)

                                                                           March 31            December 31             March 31
                                                                             2000                 1999                   1999
                                                                        ----------------    ------------------     -----------------
                                                                                     (in thousands, except share data)
        Assets
        Cash and due from banks                                              $3,533               $4,027                 $2,705
        Money market investments                                                 30                6,105                 10,523
        Securities available-for-sale                                        35,137               31,964                 24,623

        Loans                                                                98,745               91,390                 77,649
             Less allowance for loan losses and unearned fees                (1,007)                (942)                  (817)
                         Total net loans                                     97,738               90,448                 76,832

        Premises and equipment                                                2,597                2,629                  2,177
        Other assets                                                          2,020                1,983                  1,199
                                                                           --------             --------               --------
                         Total assets                                      $141,055             $137,156               $118,059
                                                                           ========             ========               ========
        Liabilities and Shareholders' Equity
        Non-interest bearing demand deposits                                $15,532              $14,328                $24,143
        Interest bearing demand, savings & money maket deposits              31,929               32,958                 33,396
        Time deposits greater than $100,000                                  12,358               12,974                  8,593
        Other deposits                                                       53,478               55,217                 36,679
                                                                           --------             --------               --------
                         Total deposits                                     113,297              115,477                102,811

        Short term borrowings                                                 3,589                    0                      0
        Securities sold under agreements to repurchase                        3,264                  992                      0
        Federal Home Loan Bank advances                                      10,000               10,000                  5,000
        Other liabilities                                                     1,537                1,632                    996
                                                                           --------             --------               --------
                         Total liabilities                                  131,687              128,101                108,807
                                                                           --------             --------               --------

        Preferred stock, no par value.  Authorized 10,000,000
             shares; none issued and outstanding
        Common stock, no par value. Authorized 10,000,000 shares; issued and outstanding 1,013,207 at March 31, 2000, 1,013,207 at
             December 31, 1999, and 1,013,207 at March 31, 1999               9,099                9,099                  9,099
        Accumulated retained earnings                                         1,258                  934                     93
        Accumulated other comprehensive income (loss)                          (989)                (978)                   60
                                                                           --------             --------               --------
                         Total shareholders' equity                           9,368                9,055                  9,252
                                                                           --------             --------               --------

                         Total liabilities and shareholders' equity        $141,055             $137,156               $118,059
                                                                           ========             ========               ========

        Balance Sheet Ratios:
        Nonperforming loans/total loans                                        0.93%                0.10%                  0.00%
        Loans past due > 90 days/total loans                                   0.00%                0.00%                  0.00%
        Allowance for loan losses/loans, net                                   1.00%                1.01%                  1.02%
        Book value per share, exclusive of accumulated other                 $10.22                $9.90                  $9.07
          comprehensive income (loss)

                          VALLEY FINANCIAL CORPORATION
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                   (Unaudited)

                                                                                        Three Months
                                                                                            Ended
                                                                                  2000                 1999
                                                                            -----------------    ----------------

        Interest Income                                                          $2,617                $1,925
        Interest Expense                                                          1,316                   958
                                                                                  -----                 -----
                         Net interest income                                      1,301                   967

        Provision for loan losses                                                    64                    73
                                                                                  -----                 -----
        Net interest income after provision for loan losses                       1,237                   894

        Noninterest income                                                          $84                   $74
        Noninterest Expense                                                         872                   695
                                                                                  -----                 -----

        Net income before taxes                                                    $449                  $273
                                                                                  -----                 -----

        Provision for income taxes                                                 $125                   $72
                                                                                  -----                 -----

        Net income                                                                 $324                  $201
                                                                                  -----                 -----

        Net income per share                                                      $0.32                 $0.20
                                                                                  -----                 -----

        Performance Ratios:
        Return on average total assets                                             0.95%                 0.76%
        Return on average total shareholders' equity                              12.70%                 8.95%
        Yield on average earning assets (TEY)                                      8.13%                 7.84%
        Cost of funds                                                              4.19%                 4.01%
        Net interest margin                                                        4.12%                 4.01%
        Overhead efficiency ratio                                                 60.72%                66.76%